Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

UNIOIL

at

$1.91 Net Per Share

Pursuant to the Offer to Purchase

Dated November 3, 2006

of

WATTENBERG ACQUISITION CORPORATION,

a wholly owned subsidiary of

PETROLEUM DEVELOPMENT CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, DECEMBER 4, 2006 UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

COMPUTERSHARE

By Mail or Overnight Delivery:	By Facsimile Transmission:
Computershare Trust Company 350 Indiana Street, Suite 800 Golden, Colorado 80401 Attn: Corporate Actions	(for Eligible Institutions Only) (303) 262-0606 Confirm Receipt of Facsimile by Telephone Only: (800) 962-4284

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 9.

DESCRIPTION OF SHARES TENDERED
Name(s) and address(es) of registered holder(s) (Please fill in exactly as name(s) appear(s) on Certificate(s)	Certificate(s) (attach additional list if necessary). See Instruction 3.
	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered*

Total Number of Shares
* Unless otherwise indicated, it will be assumed that all shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

This Letter of Transmittal is to be completed by stockholders of Unioil. Certificates (as defined below) are to be forwarded herewith. Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

SPECIAL TENDER INSTRUCTIONS

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such Notice of Guaranteed Delivery):

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

Transaction Code Number:

NOTE:    SIGNATURES MUST BE PROVIDED ON PAGE 6.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Wattenberg Acquisition Corporation, a Nevada corporation (“Sub”) and a wholly owned subsidiary of Petroleum Development Corporation, a Nevada corporation (“Parent”), the above described shares of common stock, par value $0.01 per share (the “Shares” and the certificates representing such shares, the “Certificates”), of Unioil (“Unioil”), at a price of $1.91 per Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 3, 2006 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the “Letter of Transmittal,” which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”).

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Sub all right, title and interest in and to all of the Shares that are being tendered hereby, and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificates with appropriate evidences of transfer to the Depositary for the account of Sub, (b) present such Shares for transfer on the books of Unioil, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned irrevocably appoints designees of Sub as such undersigned’s agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered by the undersigned and accepted for payment by Sub. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Sub accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Sub will, with respect to the Shares for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Unioil stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Sub reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Sub’s acceptance of such Shares, Sub must be able to exercise full voting rights with respect to such Shares, including, without limitation, voting at any meeting of stockholders, or providing a written consent with respect to such Shares.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned’s Shares tendered hereby, and (b) when the Shares are accepted for payment by Sub, Sub will acquire good, marketable and unencumbered title to the Shares, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Sub in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Sub to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. See Section 4 of the Offer to Purchase.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or issue or return any Certificate(s) not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price and/or any Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Certificates to the person or persons so indicated. The undersigned recognizes that Sub has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Sub does not accept for payment any of the Shares so tendered.

☐	CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

NUMBER OF SHARES REPRESENTED BY LOST, STOLEN OR DESTROYED
CERTIFICATES:

* YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST, STOLEN OR DESTROYED CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH SHARES. SEE INSTRUCTION 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue          Check  ☐          Certificate(s)  ☐ to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.) (See Substitute Form W-9 Included Herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name and someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue          Check  ☐          Certificate(s)  ☐ to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.) (See Substitute Form W-9 Included Herein)

SIGN HERE

AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

Signature(s) of Holder(s)

(See guaranteed requirement below)

Dated:                                      , 2006

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s). If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1, 2, 3 and 5.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS 1, 2 AND 5)

Authorized Signature:

Name:

(Please Print)

Capacity (full title):

Name of Firm:

Address:

(Zip Code)

Area Code and Telephone Number:

Dated:                                 , 2006

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions,” or (b) such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) and the New York Stock Exchange Medallion Signature Program (“MSP”), or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if Certificates are to be forwarded herewith. Certificates evidencing tendered Shares, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date. Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Sub, must be received by the Depositary on or prior to the Expiration Date; and (c) the Certificates representing all tendered Shares in proper form for transfer, together with this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers Automated Quotation System trading days after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO FRACTIONAL SHARES WILL BE PURCHASED. ALL TENDERING STOCKHOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF IF BY AN ELIGIBLE INSTITUTION), WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SHARES FOR PAYMENT.

3. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. If fewer than all of the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered” in the “Description of Shares Tendered.” In such cases, new Certificates for the Shares that were evidenced by your old Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Sub of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to, or Certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Sub will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment is to be made to, or if Certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Waiver of Conditions. Subject to the terms and conditions of the Tender Offer Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Parent or Sub in whole or in part at any time and from time to time in their sole discretion.

9. IMPORTANT TAX INFORMATION—SUBSTITUTE FORM W-9 AND CERTIFICATE OF NON-FOREIGN STATUS.

Backup Withholding. Under U.S. federal income tax law, a registered U.S. holder whose Certificates are surrendered for payment is required to provide the Depositary with such registered holder’s correct taxpayer identification number on a Substitute Form W-9 (attached). In general, if such registered holder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the registered holder may be subject to a $50 penalty imposed by the Internal Revenue Service and, as discussed below, payments that are made to such registered holder may be subject to federal income tax backup withholding.

Certain registered holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such registered holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status on Form W-8BEN, W-8ECI, W-8EXP or W-8IMY (any of the foregoing, a “Form W-8”). Forms and instructions for completing such Form W-8’s are available from the Internal Revenue Service.

If backup withholding applies, the Depositary is required to withhold 28% of the amount of the payments made to the registered holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service in a timely fashion and as required by law.

To prevent backup withholding on payments that are made to a registered U.S. holder with respect to any Certificates, such registered holder is required to notify the Depositary of his or her correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (a) the registered holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the registered holder that he or she is no longer subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Registered holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

Withholding on Holders Who Do Not Certify Their Non-Foreign Status. Under U.S. federal income tax law, Unioil is a U.S. real property interest and is required to withhold 10% of the amount of the payments made to foreign registered holders unless common stock of Unioil is regularly traded on an established securities market. To comply with these provisions, the Company will withhold an amount equal to 10% of any amounts to be paid to a registered holder unless it receives a certification of non-foreign status from that registered holder or unless the Company determines that Unioil is regularly traded on an established securities market.

To avoid this withholding tax, a certificate of non-foreign status must be completed and returned to the Depositary with the completed Letter of Transmittal. Template forms are attached to this letter. Complete the “Individual’s Certificate of Non-Foreign Status” if you are an individual and complete the “Entity’s Certificate of Non-Foreign Status” if you are an entity. A registered holder’s failure to provide the Depositary with a properly completed and executed certificate of non-foreign status with the completed Letter of Transmittal could cause the Company to withhold and pay over to the IRS 10% of the amount of the payments made to the registered holder.

The Company will pay amounts withheld to the Internal Revenue Service within 20 days after payments are first made to the registered holder. In order to qualify for a credit or to obtain a refund of amounts withheld and paid to the Internal Revenue Service, a foreign registered holder must provide the Depositary with the holder’s taxpayer identification number on a Form W-8. Failure to provide the Depositary with a valid taxpayer identification number on a Form W-8 could prevent a payee who does not submit a certification of non-foreign status from being eligible to receive a credit or refund for the amount withheld and paid over to the Internal Revenue Service.

10. Requests for Assistance or Additional Copies. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Depositary or from brokers, dealers, commercial banks or trust companies.

11. Lost, Stolen or Destroyed Certificates. If any Certificate has been lost, stolen or destroyed, the stockholder should promptly notify the Transfer Agent at (801) 266-7151. The stockholder then will be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)

PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Name

Business Name

Please check appropriate box

☐    Individual/Sole Proprietor

☐   Corporation ☐ Partnership

☐   Other

Address

City, State, Zip Code

Part I—Social Security Number OR Employer Identification Number

(If awaiting TIN, write “Applied For”)

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt  ☐

Part III

Awaiting TIN  ☐

Please complete the Certificate of Awaiting Taxpayer Identification Number below.

Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE: DATE:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE

BOX IN PART III OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:	DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY CASH PAYMENT MADE TO. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the SOCIAL SECURITY number of:	For this type of account:		Give the EMPLOYER IDENTIFICATION number of:

1.	An individual’s account	The individual	6.	A valid trust, estate or pension trust	The legal entity(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account	7.	Corporate or LLC electing corporate status on Form 8832 account	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational or other tax exempt organization account	The organization

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership or multi-member LLC account	The partnership

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or single-owner LLC account	The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your Social Security Number or Employer Identification Number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

RESIDENT ALIEN INDIVIDUALS: If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number (“ITIN”) as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see “Obtaining a Number” below.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. You may also obtain such forms from the IRS’s website at http://www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include the following:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign corporations.

•	Mortgage or student loan interest paid to you.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX MARKED “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6045, 6050A and 6050N and the regulations thereunder.

Privacy Act Notice—Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3)	Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4)	Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INDIVIDUAL’S CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon my disposition of a U.S. real property interest, the undersigned hereby certifies under penalties of perjury the following:

1.	I am not a non-resident alien for purposes of U.S. income taxation.

2.	My taxpayer identification number is .

4.	My home address is

                                                                                                                                               .

I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties or perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

Signed

Name (print)

Date

NOTE:    FAILURE TO PROPERLY COMPLETE AND RETURN THIS FORM WITH THE LETTER OF TRANSMITTAL MAY RESULT IN WITHHOLDING AND TRANSMITTAL TO THE INTERNAL REVENUE SERVICE OF 10% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER.

ENTITY’S CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by                                  [insert entity name], the undersigned hereby certifies under penalties of perjury the following on behalf of                                  [insert entity name].

1.                                  [insert entity name] is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.                                  [insert entity name] is not a disregarded entity as defined in Treas. Reg. § 1.1445-2(b)(2)(iii);

3.                                  [insert entity name]’s U.S. employer identification number is                          [insert entity’s employer identification number]; and

4.                                  [insert entity name]’s office address is

                                                                                                                       [insert entity’s address].

                                 [insert entity name] understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties or perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of                              [insert entity name].

                                                                   [insert entity name]

a                      [insert state of incorporation or organization]

                                                                 [insert type of entity]

By:
Name:
Title:

Date:

NOTE:    FAILURE TO PROPERLY COMPLETE AND RETURN THIS FORM WITH THE LETTER OF TRANSMITTAL MAY RESULT IN WITHHOLDING AND TRANSMITTAL TO THE INTERNAL REVENUE SERVICE OF 10% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER.